Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 5, 2025 between Plug Power Inc., a Delaware corporation (the “Company”), and Andrew J. Marsh (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and in compliance with Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Preferred Stock (as defined below).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1             Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Certificate of Designation” means the Certificate of Designation of the Series F Mirroring Preferred Stock of the Company filed with the Secretary of State of Delaware on June 5, 2025.

“Closing” means the closing of the purchase and sale of the Preferred Stock pursuant to Section 2.1.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rales and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means one share of the Company’s Series F Mirroring Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

“Reverse Stock Split” means any proposal to be presented at the next meeting of the Company’s stockholders following the date of the filing of the Certificate of Designation with the Secretary of State of the State of Delaware to approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to effect a reclassification or combination of the issued shares of Common Stock into a smaller number of issued shares of Common Stock at a ratio specified in such amendment, together with any ancillary or administrative matters necessary or advisable in connection with such reclassification or combination.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rale or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(f).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscription Amount” shall mean, as to the Purchaser, the aggregate amount to be paid for the Preferred Stock purchased hereunder as specified below the Purchaser’s name as set forth on the signature page hereto executed by the Purchaser under the heading “Subscription Amount,” in U.S. dollars.

“Transaction Documents” means this Agreement, the Certificate of Designation, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.
PURCHASE AND SALE

2.1             Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, the Preferred Stock.

2.2             Deliveries.

(a)           On or prior to the Closing (or as otherwise indicated below), the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)             this Agreement duly executed by the Company; and

(ii)            the Preferred Stock.

(b)           On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following:

(i)             this Agreement duly executed by the Purchaser; and

(ii)            the Subscription Amount.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1             Representations and Warranties of the Company. Except as set forth in the SEC Reports, which SEC Reports shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the SEC Reports, the Company hereby makes the following representations and warranties to the Purchaser:

(a)           Organization and Qualification. The Company and each of its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

(c)            No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Preferred Stock and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s amended and restated certificate of incorporation or bylaws, each as amended, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected.

(d)           Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, except (i) such as have been obtained or made under the Securities Act, (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Preferred Stock or (iii) such as may be required by Nasdaq Stock Market.

(e)            Issuance of the Preferred Stock. The Preferred Stock is duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(f)            SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)           Private Placement. Assuming the accuracy of the Purchaser’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Preferred Stock by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Preferred Stock hereunder does not contravene the rules and regulations of the Company’s trading market.

(h)           No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Preferred Stock to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(i)             No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Preferred Stock by any form of general solicitation or general advertising. The Company has offered the Preferred Stock for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3.2             Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows (unless as of a specific date therein):

(a)            Organization; Authority. The Purchaser is an individual with full right and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

(b)           Own Account. The Purchaser understands that the Preferred Stock is a “restricted security” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Stock as principal for its own account and not with a view to or for distributing or reselling such Preferred Stock or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Preferred Stock in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Preferred Stock in violation of the Securities Act or any applicable state securities law).

(c)            Purchaser Status. At the time the Purchaser was offered the Preferred Stock, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 (a)(4), (a)(5) or (a)(6)under the Securities Act.

(d)           Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Preferred Stock and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation. The Purchaser is not purchasing the Preferred Stock as a result of any advertisement, article, notice or other communication regarding the Preferred Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1             Transfer Restrictions.

(a)            The Preferred Stock may not be disposed of or transferred to any Person, except with the prior written consent of the Company in its sole discretion and in compliance with state and federal securities laws. In connection with any transfer of Preferred Stock other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Preferred Stock under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)           The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Preferred Stock in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2             Voting Rights. The Purchaser agrees that the Preferred Stock shall vote on the Reverse Stock Split, without further action by the Purchaser, in the same proportion as shares of the Company’s Common Stock are voted (excluding any shares of the Company’s Common Stock that are not voted) on the Reverse Stock Split.

ARTICLE V.
MISCELLANEOUS

5.1             Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

5.2             Execution. This Agreement may be executed in two or more counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.3             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PLUG POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

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[SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed as of the date first indicated above.

Name of Purchaser: Andrew J. Marsh

Signature of Purchaser:	/s/ Andrew J. Marsh

Subscription Amount:	$1,000

Securities Purchased:	One (1) share of Series F Mirroring Preferred Stock